                 SEMI-ANNUAL REPORT MARCH 31, 2001 (UNAUDITED)

JPMORGAN H&Q IPO & EMERGING

COMPANY FUND


[LOGO]JPMORGAN FLEMING
      ASSET MANAGEMENT

CONTENTS

Letter to the Shareholders .......................  1

JPMorgan H&Q IPO & Emerging Company Fund
Fund Commentary ..................................  3

Portfolio of Investments .........................  6

Fund Financial Statements ........................ 10

HIGHLIGHTS

- The IPO market was extremely light during the reporting period. For example, in the first quarter of 2001, only 16 IPOs came to market, compared with 328 in the first quarter of 2000.

- Given the overwhelming number of technology companies in the emerging company universe, price declines were more severe than in the broader market.

- The Fund manager invested in a progressively more defensive fashion as the period progressed, allocating assets to "old economy" IPOs and focusing on emerging companies with earnings.




              ---------------------------------------------------
              NOT FDIC INSURED May lose value / No bank guarantee
              ---------------------------------------------------
         H&Q IPO & Emerging Company Fund (the "Fund") is distributed by
                      J.P. Morgan Fund Distributors, Inc..

--------------------------------------------------------------------------------
JPMORGAN H&Q IPO & EMERGING COMPANY FUND


LETTER TO THE SHAREHOLDERS
                                                                     May 7, 2001
Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan H&Q IPO & Emerging Company Fund for the six months ended March 31, 2001. Inside, you'll find information to assist you in understanding how the Fund performed and the strategies your Fund manager pursued during the period within the context of the overall market.

TRAVERSING DIFFICULT TERRAIN: THE IPO MARKET

The market for Initial Public Offerings (IPOs) dried up considerably during the reporting period. In the first quarter of 2001, the IPO calendar remained light, with only 16 IPOs coming to market, compared to 328 in the first quarter of 2000. More interestingly, total capital raised by IPOs in the first quarter of 2001 was just $6.8 billion, down from $61.7 billion a year earlier.


While very painful over the short term, the bursting of the IPO bubble has helped to clear out many of the excesses that existed in the market and has laid the groundwork for a better environment in the months ahead. With investors carefully looking at each request for their money, it's no longer enough just to have a good dot-com idea. Far from it, this market will only invest in profitable businesses with positive fundamentals and appealing valuations. With the whirlwind days of early 2000 behind us, investors have the time to carefully scrutinize balance sheets, management teams and their claims, and this is a positive factor for the market long-term.

EMERGING COMPANIES ALSO SUFFER

Over 75% of the stocks in the emerging company universe are those of technology companies, so it's understandable that their prices declined during the vicious tech selloff that took place during the reporting period. Add in the fact that emerging companies are relatively financially unstable compared to their large cap brethren, and it's easy to see why their prices declined even more dramatically. By way of example, the tech-heavy Nasdaq Composite Index declined by 49.90% during the reporting period.

Throughout the bear market that defined this period, your investment management team worked hard to adhere to rigorous quantitative models in search of companies and stocks that met the Fund's criteria. While it has not been a pleasant period for the Fund, its management team, or you as an investor, we are confident that better days lie ahead and that we have the best talent available analyzing companies and making decisions on your behalf. If you believe in the concept of dollar-cost averaging, we encourage you to continue to make small regular investments during this difficult time in the market. Please note that dollar-cost averaging does not guarantee against loss of capital.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
--------------------------------------------------------------------------------

As you know, a majority of your Fund's shareholders voted in favor of your Fund joining the JPMorgan Family of Funds. Please be assured that your Fund's investment objectives and management style will remain the same. On behalf of all of us at JPMorgan Fleming Asset Management, I thank you for your continued support. We look forward to serving your investment needs for many years to come.

Sincerely yours,

/s/ George Gatch

George Gatch
Managing Director

--------------------------------------------------------------------------------
                           JPMorgan H&Q IPO & EMERGING COMPANY FUND
                                    As of March 31, 2001 (Unaudited)

HOW THE FUND PERFORMED

JPMorgan H&Q IPO & Emerging Company Fund had a total return of
-57.66% (Class A shares, without sales charges) for the six months ended March 31, 2001. This compares to a return of -55.71% for the Nasdaq 100, an unmanaged index of the largest Nasdaq stocks, and a return of -12.98% for the unmanaged Russell 2000 Growth Index of smaller company growth stocks.


HOW THE FUND WAS MANAGED

At the end of the last reporting year on September 30, 2000, the Fund's top ten holdings were all primarily involved in businesses in the broad technology sector. In response to the cautious climate that took hold in the IPO market in the latter part of 2000 as well as the rising concerns about the economic slowdown and its impact on high-growth technology companies, the Fund increased its non-technology exposure. This effort to de-emphasize technology continued into 2001, as the Fund reduced its technology exposure from 75% to 55% in the first three months of 2001. This was achieved by allocating assets to "old economy" IPO names in areas such as energy, oil services, power producers and agribusiness.

As a result of these restructuring efforts and the lower valuations on many existing technology holdings, the list of the Fund's top ten holdings changed dramatically over the course of the reporting period. As of March 31, 2001, three of the top five holdings are related to power production and one is a financial services giant that went public (John Hancock). The top holding is Monsanto, a biotechnology company which helps farmers grow more crops by applying biotechnology, genomics and molecular breeding technology to herbicides and seeds.

One silver lining in the bear market was that it marked the end of investors having to scramble to get their hands on IPOs whose prices would double or triple in a day. During the reporting period, the management team was able to prudently analyze each IPO that came to market and invest with a focus not only on prospects, but also profits.

LOOKING AHEAD

The management team's primary focus now is on investing in companies that have earnings. While it's impossible to fight economic trends, it helps to have profitable businesses with positive valuations and fundamentals. We're looking at companies that have achieved their business plans and, with the IPO bubble having burst, we can carefully scrutinize each company. While we've been operating in a real bear market, our view is that the work we are doing today is positioning the Fund for better returns ahead. With a more supportive Federal Reserve Board interest rate policy and lower capital costs, we expect the IPO market to slowly recover to more normal levels that should allow our research advantage to show through in performance.

Past performance is not indicative of future returns. IPO and emerging company shares involve a higher degree of risk not normally associated with offerings of more seasoned companies.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
--------------------------------------------------------------------------------
AS OF MARCH 31, 2001 (UNAUDITED)

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS

[CHART]

Cash & Cash Equivalents                               (4.9%)
Broker/Dealers                                        (8.2%)
Telecommunications Equipment                          (7.0%)
Computer Software                                     (6.0%)
Computer--Integrated Systems                          (6.1%)
Telecommunications Servicing                          (3.8%)
Textiles                                             (16.6%)
Electronic Components & Equipment                    (23.1%)
Internet Software                                     (2.8%)
Healthcare                                            (7.3%)
REITs                                                 (1.2%)
Oil & Gas Producers                                   (6.0%)
Oil & Gas Services                                    (5.2%)
Commercial Services                                   (1.8%)


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO

1. MONSANTO (5.4%) An agricultural company which helps farmers grow more crops by applying biotechnology, genomics and molecular breeding technology to herbicides and seeds. It also produces genetically altered seeds that resists insects and herbicides.

2. JOHN HANCOCK (5.3%) Operates five business segments that offer variable, universal, and term life, as well as group long-term care insurance. The company also offers annuities, mutual funds, and corporate services. The company operates mainly in the U.S. and Canada but has growing business in Asia and the Pacific Rim.

3. MIRANT CORP. (5.1%) The company is an integrated power provider which owns or controls generation capacity in the Asia/Pacific region, Europe, North America, and South America and the Caribbean. Mirant was formerly known as Southern Energy.

4. NRG ENERGY, INC. (5.0%) The company is a leading independent power producer which owns interests in more than 60 power projects (mainly coal-, gas-, and oil-fired). The majority of its generating capacity is in North America, and the company is also pursuing power opportunities in Australia, Europe, and Latin America.

5. ORION POWER HOLDINGS, INC. (4.9%) The company owns and operates more than 80 power plants in New York, Ohio and Pennsylvania, and provides wholesale power-related products and services to utilities, cities, cooperative and retailers. Future plans are to acquire additional electric generating facilities throughout the U.S. and Canada.

6. UNITED PARCEL SERVICE, INC. (4.0%) The world's leading package-delivery company, its ground-delivery services span across over 200 countries and territories. The company is gaining ground in air delivery, and is expanding its role in managing supply chain operations and logistic for corporations.

7. CHILIES OFFSHORE, INC. (3.5%) A provider of contract drilling services to the worldwide offshore oil and gas industry. The company currently operates a fleet of three ultra-premium jackup rigs in the Gulf of Mexico, and is presently building its fourth and fifth, which are expected to be delivered next year.

8. CALIFORNIA PIZZA KITCHEN, INC. (3.3%) This upscale restaurant chain has over 100 restaurants, 30 of which are franchises, in 21 states, as well as Malaysia, Singapore and the Philippines. Most of its units are located in shopping malls, while Host Marriott Services operates 25 fast-service restaurants in airports.

9. AT&T WIRELESS GROUP (2.9%) With over 15 million subscribers, the company is the third largest U.S. mobile phone service provider. It offers services nationwide. As part of parent company AT&T's restructuring, AT&T Wireless was recently spun off with its own common stock.

10. RUDOLPH TECHNOLOGIES, INC. (2.5%) The company makes process control metrology equipment for semiconductor manufacturing, including systems for metals and transparent films and for various wafer sizes. Its equipment helps chip makers improve yields and cut production costs.

The 10 equity holdings comprised 41.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time. Portfolio descriptions are derived from www.hoovers.com and have not been verified by the Fund.

                                        JPMORGAN H&Q IPO & EMERGING COMPANY FUND
--------------------------------------------------------------------------------
                                                AS OF MARCH 31, 2001 (UNAUDITED)

TOTAL RETURNS

                                                              SINCE        SIX-MONTH
                                                             INCEPTION       PERIOD
                                                            (10/29/99-     (10/01/00-
                                                             03/31/01)      03/31/01)
-------------------------------------------------------------------------------------
  CLASS A SHARES
    WITHOUT SALES CHARGE                                     (35.03%)        (56.77%)
    WITH SALES CHARGE                                        (37.55%)        (59.15%)
-------------------------------------------------------------------------------------
  CLASS B SHARES
    WITHOUT SALES CHARGE                                     (35.48%)        (56.91%)
    WITH SALES CHARGE                                        (40.48%)        (61.91%)
-------------------------------------------------------------------------------------

Maximum front-end sales charge for Class A Shares: 5.75%, maximum contingent deferred sales charge for Class B Shares: 5%, for the period since inception.

GROWTH OF A $10,000 INVESTMENT (10/29/99 TO 3/31/01)

[GRAPH]

                            JPMorgan H&Q IPO & Emerging
                               Company Fund Class A        NASDAQ 100 Index     Russell 2000 Index
       10/99                             $10,000              $10,000                $10,000
       11/99                             $11,687              $11,248                $10,594
       12/99                             $13,402              $14,053                $11,776
       01/00                             $13,667              $13,530                $11,577
       02/00                             $18,393              $16,171                $13,478
       03/00                             $15,248              $16,668                $12,577
       04/00                             $11,316              $14,300                $11,811
       05/00                              $9,529              $12,598                $11,109
       06/00                             $12,630              $14,265                $12,067
       07/00                             $11,779              $13,679                $11,680
       08/00                             $12,989              $15,454                $12,549
       09/00                             $11,826              $13,533                $12,164
       10/00                              $9,520              $12,445                $11,611
       11/00                              $6,447               $9,504                $10,404
       12/00                              $6,821               $8,879                $11,281
       01/01                              $7,123               $9,832                $11,859
       02/01                              $5,625               $7,236                $11,067
       03/01                              $5,113               $5,965                $10,511

Source: Lipper Analytical Services. Past performance, particularly short-term performance, is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund's inception was March 1, 2001. Investors should note that the information presented for Class A and B Shares prior to their introduction on March 1, 2001 is based upon historical performance information of the H&Q IPO &Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities in the Fund pursuant to a reorganization in March. Additionally, annualized figures have been restated to reflect the initial 5.75% front-end sales charge that applies to Class A Shares, and the maximum 5% contingent deferred sales charge (CDSC) that applies to Class B Shares.

Chart illustrates comparative performance of $10,000 (Class A), assumes reinvestment of all distributions and includes a 5.75% sales charge. Performance of the unmanaged indices does not include sales charges, but includes reinvestment of all distributions. The Russell 2000 Index tracks the shares of 2000 small-capitalization companies. The NASDAQ 100 Index includes 100 stocks of the largest companies traded in the NASDAQ Stock Market.

------------------------------------------------------------------------------------
                                            JPMORGAN H&Q IPO & EMERGING COMPANY FUND
                                                            PORTFOLIO OF INVESTMENTS
As of March 31, 2001 (unaudited)
                                                                           Value
    Shares     Description                                            (in Thousands)
------------------------------------------------------------------------------------
     Long Term Investments-- 95.08%
------------------------------------------------------------------------------------
                Common Stock--95.08%
                Aerospace/Defense  1.94%
   214,300      Innovative Solutions and Support, Inc.                $    2,773

                Agriculture--5.37%
   216,900      Monsanto, Co.*                                             7,691

                Apparel--0.62%
    30,900      Coach, Inc.                                                  893

                Applications Software--0.83%
    59,700      Embarcadero Technologies, Inc.                               978
    49,800      Informax, Inc.                                               218
                                                                      -----------
                                                                           1,196
                Banks--0.38%
    75,000      American Home Mortgage Holdings, Inc.                        544

                Biotechnology--3.98%
   146,500      Charles River Laboratories, Inc.                           3,626
    50,100      Diversa Corp.                                                755
    56,600      Harvard Bioscience, Inc.                                     347
    27,500      Illumina, Inc.                                               193
    18,500      Maxygen, Inc.                                                223
    67,100      Sequenom, Inc.                                               566
                                                                      -----------
                                                                           5,710
                Cellular Telecommunication--3.79%
   213,600      A T & T Wireless Group                                     4,097
   197,455      US Unwired, Inc.                                           1,332
                                                                      -----------
                                                                           5,429
                Chemicals--0.41%
    46,200      Symyx Technologies                                           580

                Commercial Services--1.84%
   204,800      KPMG Consulting, Inc.                                      2,637

                Communications Software--2.27%
   179,400      Metasolv, Inc.                                             2,534
    39,200      Ulticom, Inc.                                                725
                                                                      -----------
                                                                           3,259
                Computers-Integrated Systems--3.06%
   116,900      MCData Corp.                                               2,645
    85,300      Redback Networks, Inc.                                     1,116
    45,600      Synplicity, Inc.                                             627
                                                                      -----------
                                                                           4,388
                Computers-Mini--0.57%
    97,516      Palm, Inc.                                                   820

                Electric--15.17%
   205,700      Mirant Corp.                                               7,302
    44,600      Newpower Holdings, Inc.                                      290
   195,000      NRG Energy, Inc.                                           7,098
   229,600      Orion Power Holdings, Inc.                                 7,049
                                                                      -----------
                                                                          21,739


                      See notes to financial statements.

                                            JPMORGAN H&Q IPO & EMERGING COMPANY FUND
------------------------------------------------------------------------------------
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
As of March 31, 2001 (unaudited)
                                                                           Value
    Shares     Description                                            (in Thousands)
------------------------------------------------------------------------------------
      Long Term Investments-- Continued
------------------------------------------------------------------------------------
                Electronic Components--6.94%
   252,000      Axcelis Technologies, Inc.                            $    2,914
   216,100      Fairchild Semiconductor International Corp.                2,878
   153,900      inSilicon Corp.                                              510
   104,900      Rudolph Technologies, Inc.                                 3,639
                                                                      -----------
                                                                           9,941
                Electronic Measurement Instruments--1.03%
    48,200      Agilent Technologies, Inc.                                 1,481

                Fiber Optics--1.71%
    36,400      Avanex Corp.                                                 385
   287,300      Luminent, Inc.                                               763
    23,000      New Focus, Inc.                                              287
   133,300      Oplink Communications, Inc.                                  500
    73,800      Optical Communication Products, Inc.                         521
                                                                      -----------
                                                                           2,456
                Health Care--0.93%
    70,400      Wilson Greatbatch Techologies, Inc.                        1,337

                Insurance--7.77%
   197,200      John Hancock Financial Services, Inc.*                     7,582
   118,400      Metlife, Inc.*                                             3,558
                                                                      -----------
                                                                          11,140
                Internet Software--2.84%
    49,700      Art Technology Group, Inc.                                   597
    74,400      Matrixone, Inc.                                            1,269
    24,700      Openwave Systems, Inc.                                       489
   202,600      TIBCO Software, Inc.                                       1,716
                                                                      -----------
                                                                           4,071
                Miscellaneous Manufacturing--0.96%
    50,000      CoorsTek, Inc.                                             1,378

                Network Software--2.32%
   218,300      Extreme Networks, Inc.                                     3,318

                Networking Products--3.01%
   347,800      Lantronix, Inc.                                            1,739
    76,600      Riverstone Networks, Inc.                                    709
   187,900      Stratos Lightwave, Inc.                                    1,867
                                                                      -----------
                                                                           4,315
                Oil & Gas Producers--5.96%
    78,500      ATP Oil & Gas Corp.                                          952
   249,500      Chilies Offshore, Inc.                                     5,082
    75,000      DEVX Energy, Inc.                                            635
    42,900      Spinnaker Exploration Co.                                  1,875
                                                                      -----------
                                                                           8,544


                       See notes to financial statements.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)

As of March 31, 2001 (unaudited)

                                                                           Value
    Shares     Description                                            (in Thousands)
------------------------------------------------------------------------------------
Long Term Investments-- Continued
------------------------------------------------------------------------------------
                Oil & Gas Services--5.12%
    22,000      Hanover Compressor Co.                                $      697
   371,800      Natco Group, Inc. - A                                      3,625
   135,600      Oil States International, Inc.                             1,526
    30,400      OSCA, Inc.                                                   595
    37,200      W-H Energy Services, Inc.                                    897
                                                                      -----------
                                                                           7,340
                Pharmaceuticals--2.43%
    46,600      First Horizon Pharmaceutical Corp.                           970
    41,700      Inspire Pharmaceuticals, Inc.                                280
    34,700      Ista Pharmaceuticals, Inc.                                   116
   197,900      OraPharma, Inc.                                            1,546
    55,000      Pain Therapeutics, Inc.                                      567
                                                                      -----------
                                                                           3,479
                REITS--1.24%
   110,000      Annaly Mortgage Management, Inc.                           1,238
    20,000      Anthracite Capital, Inc.*                                    193
    25,000      RAIT Investment Trust                                        345
                                                                      -----------
                                                                           1,776
                Retail--3.28%
   166,920      California Pizza Kitchen, Inc.                             4,695

                Semiconductors--0.30%
    60,700      Entegris, Inc.                                               436

                Telecommunication Equipment--3.15%
   158,200      Peco II, Inc.                                              1,908
    50,400      Sonus Networks, Inc.                                       1,005
    97,000      UTStarcom, Inc.                                            1,607
                                                                      -----------
                                                                           4,520
                Transportation--4.03%
   101,500      United Parcel Service, Inc.*                               5,776

                Wireless Equipment--1.83%
   129,200      Metawave Communications Corp.                                799
   150,000      SpectraLink Corp.                                          1,444
    48,400      Western Multiplex Corp.                                      375
                                                                      -----------
                                                                           2,618
-----------------------------------------------------------------------------------
                Total Long-Term Investments                              136,280
                (Cost $175,974)
-----------------------------------------------------------------------------------


                    See notes to financial statements.

                                            JPMORGAN H&Q IPO & EMERGING COMPANY FUND
------------------------------------------------------------------------------------
                                                PORTFOLIO OF INVESTMENTS (CONTINUED)
As of March 31, 2001 (unaudited)

                                                                           Value
    Shares     Description                                            (in Thousands)
------------------------------------------------------------------------------------
      Short Term Investments--4.92%
------------------------------------------------------------------------------------
                Money Market Funds--4.92%
 3,529,697      Provident Institutional Funds Temp Cash Fund*         $    3,530
 3,529,696      Provident Institutional Funds Temp Fund*                   3,529
------------------------------------------------------------------------------------
                Total Short-Term Investments                               7,059
                (Cost $7,059)
====================================================================================
                Total Investments--100.00%                            $  143,339
                (Cost $183,033)
------------------------------------------------------------------------------------

* All securities were non-income producing except those noted


                    See notes to financial statements.

JPMORGAN FUNDS

STATEMENT OF ASSETS AND LIABILITIES As of March 31, 2001 (unaudited)

Amounts in Thousands, Except Per Share Amounts)

                                                           H&Q IPO &
                                                        Emerging Company
                                                             Fund
-------------------------------------------------------------------------
   ASSETS:
     Investments, at value (cost $183,033) (Note 1) ..... $ 143,339
     Receivables:
       Investments sold .................................     6,734
       Fund shares sold .................................        22
       Dividends ........................................        37
-------------------------------------------------------------------------
          Total Assets ..................................   150,132
-------------------------------------------------------------------------
   LIABILITIES:
     Payables:
       Fund shares redeemed .............................       528
       Investments Purchased ............................     4,652
     Accrued liabilities: (Note 2)
       Investment Advisory fees .........................        83
       Distribution fees ................................        65
       Shareholder Servicing fees .......................         9
       Other ............................................        20
-------------------------------------------------------------------------
          Total Liabilities .............................     5,357
-------------------------------------------------------------------------
   NET ASSETS:
     Paid in capital ....................................   383,053
     Accumulated net investment loss ....................      (837)
     Accumulated net realized loss on investments
      and futures transactions ..........................  (197,747)
     Net unrealized depreciation on investments .........   (39,694)
-------------------------------------------------------------------------
          Total Net Assets .............................. $ 144,775
-------------------------------------------------------------------------
   Shares of beneficial Interest outstanding ($.001 par value;
   unlimited number of shares authorized)
     Class A Shares .....................................    25,893
     Class B Shares .....................................     1,506
   NET ASSET VALUE
     Class A Shares (and redemption price)* ............. $    5.29
     Class B Shares* .................................... $    5.24
   Class A Maximum Public Offering Price Per Share
   (net asset value per share/94.25%) ................... $    5.61
-------------------------------------------------------------------------

*    Redemption price may be reduced by contingent deferred sales charge


                       See notes to financial statements.

JPMORGAN FUNDS

STATEMENT OF OPERATIONS

For the six months ended March 31, 2001 (unaudited)

(Amounts in Thousands)

                                                           H&Q IPO &
                                                        Emerging Company
                                                             Fund
------------------------------------------------------------------------
   INVESTMENT INCOME:
------------------------------------------------------------------------
     Dividends .......................................... $     570
     Interest ...........................................       436
------------------------------------------------------------------------
          Total investment income .......................     1,006
------------------------------------------------------------------------
   EXPENSES: (NOTE 2)
     Investment advisory fees ...........................       820
     Distribution fees
       Class A Shares ...................................       301
       Class B Shares ...................................        68
     Transfer agency fees ...............................        81
     Shareholder servicing fees .........................       107
     Custodian fees .....................................        28
     Administration and accounting ......................       144
     Professional fees ..................................        82
     Registration fees ..................................        64
     Trustees' fees and expenses ........................         7
     Printing and postage ...............................        11
     Other expenses .....................................        31
------------------------------------------------------------------------
          Total expenses ................................     1,744
------------------------------------------------------------------------
            Net investment loss .........................      (738)
------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on:
       Investments ......................................  (193,002)
       Futures transactions .............................       191
     Change in net unrealized appreciation
     (depreciation) of investments ......................   (48,239)
------------------------------------------------------------------------
     Net realized and unrealized loss on investments ....  (241,050)
------------------------------------------------------------------------
   DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..... $(241,788)
------------------------------------------------------------------------

                       See notes to financial statements.

JPMORGAN FUNDS

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (Amounts in Thousands)

                                                                                H&Q IPO &
                                                                             Emerging Company
                                                                                   Fund
                                                                       -----------------------------
                                                                        10/1/2000        10/29/1999*
                                                                         through           through
                                                                        3/31/2001        9/30/2000
--------------------------------------------------------------------------------------------------------
    INCREASE (DECREASE) IN NET ASSETS
    OPERATIONS:
      Net investment loss .........................................  $      (738)     $     (3,796)
      Net realized gain (loss) on investments .....................     (192,811)            1,631
      Change in net unrealized appreciation (depreciation) of
          investments .............................................      (48,239)            8,545
--------------------------------------------------------------------------------------------------------
          Increase (decrease) in net assets resulting from
          operations ..............................................     (241,788)            6,380
--------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM
    NET INVESTMENT INCOME:
      Class A .....................................................          (12)               (2)
      Class B .....................................................           (2)               --
      Common shares ...............................................          (85)               (7)
--------------------------------------------------------------------------------------------------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM
    NET REALIZED GAINS ON INVESTMENT
    TRANSACTIONS:
      Class A .....................................................         (354)               (3)
      Class B .....................................................         (266)               (2)
      Common shares ...............................................       (4,118)              (37)
--------------------------------------------------------------------------------------------------------
          Total distributions to shareholders .....................       (4,837)              (51)
--------------------------------------------------------------------------------------------------------
    Increase (decrease) from capital share transactions (Note 4) ..      (73,042)          458,013
--------------------------------------------------------------------------------------------------------
          Total increase (decrease) in net assets .................     (319,667)          464,342
    NET ASSETS
      Beginning of period .........................................      464,442               100
--------------------------------------------------------------------------------------------------------
      End of period ...............................................  $   144,775      $    464,442
--------------------------------------------------------------------------------------------------------

* Commencement of operations


                       See notes to financial statements.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Effective March 23, 2001, the H&Q IPO & Emerging Company Fund ("H&Q IPO Fund"), a series of Hambrecht & Quist Fund Trust ("H&Q Trust") was reorganized by and between H&Q Trust, on behalf of the H&Q IPO Fund, and the Trust, on behalf of JPMorgan H&Q IPO & Emerging Company Fund in a tax free reorganization with the transfer of all assets and liabilities of the H&Q IPO Fund to JPMorgan H&Q IPO & Emerging Company Fund. Holders of Common Class Shares and Class A Shares in H&Q IPO Fund received Class A Shares in the JPMorgan H&Q IPO & Emerging Company Fund, and holders of the Class B Shares in H&Q IPO Fund received Class B Shares in the JPMorgan H&Q IPO & Emerging Company Fund (the "Fund"). The Fund offers two classes of shares, Class A shares are sold with a front end sales charge and Class A and Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have equal rights to earnings, assets, and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE
FUND:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last quoted sales price on the exchange on which such securities are principally traded, if a sale price is not available the securities are valued at the mean between the most recent bid and ask prices. Securities traded in the over the counter market are valued at the last bid price. Exchange traded futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded; in the absence of such a price the most recent bid price is used or the last available closing settlement price if no bid price is available that day. Short term debt securities with 61 days or more to maturity at the time of purchase are valued, through the 61st day prior to maturity, at market value based upon quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at the time of purchase are valued at amortized cost which approximates market.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

     Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. FUTURES CONTRACTS -- When the Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

     When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

     Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities up to the amount of the notional value of the futures contracts.

     The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

     At March 31, 2001, the Fund had no outstanding futures contracts.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

     E. FEDERAL INCOME TAXES -- The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

     gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     F. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

     G. EXPENSES -- In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to a separate investment advisory agreement, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM") acts as the Investment Advisor to the Funds. JPMFAM is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co ("JPMC"). As Investment Advisor, JPMFAM supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.65% of the average daily net assets.

     Symphony Asset Management, LLC. ("Symphony"), a registered investment advisor, is the investment sub-advisor to the Fund, pursuant to an investment sub-advisory agreement between Symphony and JPMFAM. Symphony is entitled to receive a fee, payable by JPMFAM at an annual rate equal to 0.35% of the Fund's average daily net assets not in excess of $100 million and 0.375% of such assets in excess of $100 million.

     B. DISTRIBUTION FEES -- Pursuant to a Distribution Agreement, J.P. Morgan Fund Distributors, Inc. ("JFD"), an indirect, wholly-owned subsidiary of BISYS Fund Services, is the Fund's distributor and promotes and arranges for the sale of the Fund's shares. The Trustees have adopted distribution plans for share classes A and B of the Fund in accordance with Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund shall pay distribution fees at an annual rate not to exceed .30% and 1.00% for share class A and B, respectively, of the average daily net assets of each class of shares.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)(continued)

     Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges of $1 and $157, respectively (in thousands) for the period October 1, 2000 through March 31, 2001.

     C. OTHER -- Certain officers of the Trust are officers of JPMC or of its subsidiaries.

3.   INVESTMENT TRANSACTIONS

     For the period October 1, 2000 to March 31, 2001, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

     Purchases ...............................................  $169,875

     Proceeds from sales .....................................  $211,438

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

4.   CAPITAL SHARE TRANSACTIONS
Transactions in capital shares were as follows (in thousands):
JPMORGAN H&Q IPO & EMERGING COMPANY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A                            CLASS B                        COMMON SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                    Amount             Shares          Amount             Shares          Amount           Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                    OCTOBER 1, 2000 TO MARCH 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Sold                             $      432                48          $     39                 4        $   9,860           1,283
Sold due to reorganization          128,852            24,175                --                --               --              --
Reinvested                              335                46               257                35            4,199             572
Redeemed                              6,592             1,044             3,890               532           77,682          10,167
Redeemed due to reorganization           --                --                --                --          128,852          24,175
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)            $123,027            23,225          $ (3,594)             (493)       $(192,475)        (32,487)
====================================================================================================================================

                                                   OCTOBER 29, 1999 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------------
Sold                             $   39,191             3,087          $ 28,201             2,324        $ 659,648          51,794
Reinvested                                4                --                 2                --               44               3
Redeemed                              5,816               429             4,059               325          259,202          19,310
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)          $   33,379             2,658          $ 24,144             1,999        $ 400,490          32,487
====================================================================================================================================

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

5.   FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at March 31, 2001 are as follows (in thousands):

-----------------------------------------------------------------------------
    Aggregate cost .......................................  $185,353
                                                            --------
    Gross unrealized appreciation ........................  $ 17,078

    Gross unrealized depreciation ........................   (59,092)
                                                            --------
    Net unrealized appreciation ..........................  $(42,014)
                                                            ========

6. At March 31, 2001, substantially all of the Fund's net assets consist of securities of issuers which have been initially offered to the public ("IPOs") or have been initiated within the last 18 months ("Emerging Company Shares"). Stock prices of IPOs and Emerging Company Shares can be highly volatile, due to the absence of a prior public market, the final number of shares available for trading, or political or economic news regarding the company.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                                             H&Q IPO & Emerging Company Fund
                                                             -------------------------------------------------------------------
                                                              Class A            Class A             Class B             Class B
                                                             ---------           --------           ---------            -------
                                                             10/1/00            10/29/99**          10/1/00            10/29/99**
                                                             Through             Through            Through              Through
                                                              3/31/01            9/30/00             3/31/01             9/30/00
                                                             ---------           --------           ---------            -------
Per share operating performance:
Net asset value--beginning of period ......................  $   12.51           $  10.00           $   12.43            $ 10.00
                                                             ---------           --------           ---------            -------
Income from investment operations:
  Net investment loss .....................................      (.03)               (.09)               (.06)              (.17)
  Realized and unrealized gain (loss) on investments--net .     (7.03)               2.60               (6.97)              2.60
                                                             ---------           --------           ---------            -------
    Total from investment operations ......................     (7.06)               2.51               (7.03)              2.43
                                                             ---------           --------           ---------            -------
Less distributions:
  Distributions from net investment income* ...............        --                  --                  --                 --
  Distributions from capital gains ........................      (.16)                 --*               (.16)                --*
                                                             ---------           --------           ---------            -------
    Total distributions ...................................      (.16)                 --                (.16)                --
                                                             ---------           --------           ---------            -------
Net asset value, end of period ............................  $   5.29            $  12.51           $    5.24            $ 12.43
                                                             =========           ========           =========            =======
Total return(1) ...........................................    (56.77%)             25.12%             (56.91%)            24.31%
Ratios/supplemental data:
Ratios to average net assets:#
  Expenses--net ...........................................      1.36%               1.16%               2.01%              1.86%
  Expenses before waiver ..................................      1.36%               1.20%               2.01%              1.91%
  Investment loss--net ....................................      (.55%)              (.68%)             (1.21%)            (1.38%)
  Portfolio turnover rate .................................     62.27%             146.63%              62.27%            146.63%
  Net assets, end of the period (000's) ...................  $136,882            $ 33,375           $   7,893            $24,854
-----------------------------------------------------------------------------------------------------------------------------------

** Commencement of operations.
 1 Total return figures do not include the effect of any front end sales load
   (not annualized).
 # Annualized.
 * Amounts are less than $.01 per share.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND
SEMI-ANNUAL REPORT


INVESTMENT ADVISER
JPMorgan Fleming Asset
Management (USA) Inc., a subsidiary
of J.P. Morgan Chase & Co.

INVESTMENT SUB-ADVISER
Symphony Asset Management, LLC

DISTRIBUTOR
J.P. Morgan Fund Distributors Inc.

ADMINISTRATOR
PFPC, Inc.

TRANSFER AGENT
DST Systems, Inc.

CUSTODIAN
PFPC Trust Company

LEGAL COUNSEL
Simpson Thatcher & Bartlett

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

JPMorgan H&Q IPO & Emerging Company Fund is distributed by J.P. Morgan Fund Distributors Inc., which is an indirect, wholly-owned subsidiary of BISYS Fund Services.

JPMC and its respective affiliates receive compensation from the Fund for providing services to the Fund.

The financial information in this report is taken from the books and records of the funds without examination by independent accountants, who express no opinion thereto.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

To obtain a prospectus call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



        -C- J.P. Morgan Chase & Co., 2001. All Rights Reserved. May 2001

                                                                    H&QIPO-2-501